                                                                   EXHIBIT 10.32


                           THIRD AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

                                                                   June 22, 2000

To each of the several Purchasers named in EXHIBIT A to the Series E Convertible Preferred Stock Purchase Agreement of even date herewith and each of the several Purchasers named in EXHIBIT A to the Series E Convertible Preferred Stock Purchase Agreement dated April 14, 2000 (collectively, the "Series E Purchasers"), each of the several Purchasers named in EXHIBIT A to the Series D Convertible Preferred Stock Purchase Agreement dated December 30, 1999, as amended (the "Series D Purchasers") and each of the Several Purchasers named in
Exhibit 1.01 to the Preferred Stock and Preferred Stock Warrant Purchase Agreement dated February 25, 1999, as amended (together with the Series E Purchasers and Series D Purchasers, collectively the "Purchasers")

Dear Sirs:

     This will confirm that in consideration of the Series E Purchasers' agreement on the date hereof to purchase 1,487,805 shares (the "Series E Preferred Shares") of Series E Convertible Preferred Stock, par value $.01 per share ("Series E Preferred Stock"), of Viewlocity, Inc., a Delaware corporation (the "Company"), pursuant to and as set forth in the Series E Convertible Preferred Stock Purchase Agreement dated as of June 22, 2000 ("Second Series E Purchase Agreement") by and among the Company and the Series E Purchasers listed on Exhibit A to the Second Series E Purchase Agreement, and as an inducement to the Series E Purchasers to consummate the transactions contemplated by the Second Series E Purchase Agreement, the Company covenants and agrees with each of the Purchasers included on the signature pages hereto as follows:

     1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

     "COMMISSION" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

     "COMMON STOCK" shall mean the Common Stock, par value $.01 per share, of the Company, as constituted as of the date of this Agreement.

     "COMMVEST WARRANT" shall mean that certain Warrant to purchase 150,000 Common Shares dated November 12, 1999, issued by the Corporation to CommVest, LLC.

     "CONTINGENT WARRANT" shall mean that certain Contingent Warrant to purchase 393,750 Common Shares dated October 27, 1999, issued by the Corporation to William Street Associates II, LLC.


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                     Registration Rights Agreement - Page 2


     "CONVERSION SHARES" shall mean shares of Common Stock issued or issuable upon conversion of the Preferred Shares, and any shares of capital stock received in respect thereof.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934 or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "FIRST SERIES E PURCHASE AGREEMENT" shall mean that certain Series E Convertible Preferred Stock Purchase Agreement of the Company dated April 14, 2000.

     "IMPERIAL BANK WARRANT" shall mean that certain Warrant to purchase 52,000 Common Shares dated November 26, 1999, issued by the Corporation to Imperial Bancorp.

     "PREFERRED SHARES" shall mean all Series A Preferred Shares, Series B Preferred Shares, Series D Preferred Shares, and Series E Preferred Shares.

     "PREFERRED STOCK" shall mean the Series A Preferred Stock, the Series B Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock.

     "PRIOR PURCHASE AGREEMENT" shall mean the Preferred Stock and Preferred Stock Warrant Purchase Agreement of the Company dated February 25, 1999, as amended on March 12, 1999.

     "REGISTRATION EXPENSES" shall mean the expenses so described in Section 8.

     "RESTRICTED STOCK" shall mean (1) the Conversion Shares, excluding Conversion Shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and are eligible to be disposed of pursuant to an effective "shelf" registration statement or have been disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act, and (2) solely for purposes of Section 5 hereof, any shares of Common Stock issued or issuable upon the exercise of the Contingent Warrant, the CommVest Warrant, and/or the Imperial Bank Warrant, excluding any such shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and are eligible to be disposed of pursuant to an effective "shelf" registration statement or have been disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act.

     "SECURITIES ACT" shall mean the Securities Act of 1933 or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "SERIES A PREFERRED SHARES" shall mean shares of Series A Preferred Stock.

     "SERIES A PREFERRED STOCK" shall mean the Series A Convertible Preferred Stock, $.01 par value per share, of the Company.

     "SERIES D PURCHASE AGREEMENT" shall mean that certain Series D Convertible Preferred Stock Purchase Agreement of the Company dated December 30, 1999.


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                     Registration Rights Agreement - Page 3


     "SELLING EXPENSES" shall mean the expenses so described in Section 8.

     "SERIES B PREFERRED SHARES" shall mean shares of Series B Preferred Stock issued or issuable upon exercise of the Warrants.

     "SERIES B PREFERRED STOCK" shall mean the Series B Convertible Preferred Stock, $.01 par value per share, of the Company.

     "SERIES D PREFERRED STOCK" shall mean the Series D Convertible Preferred Stock, $.01 par value per share, of the Company.

     "WARRANTS" shall mean those certain Series B Preferred Stock Purchase Warrants issued to Battery Ventures IV, L.P. and Battery Investment Partners IV, LLC on March 12, 1999 and April 9, 1999.

     2. RESTRICTIVE LEGEND. Each certificate representing Preferred Shares, Conversion Shares or Restricted Stock shall, except as otherwise provided in this Section 2 or in Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:

     "The securities represented by this certificate have not been registered under the Securities Act of 1933 or applicable state securities laws. These securities have been acquired for investment and not with a view to distribution or resale, and may not be sold mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such securities under the Securities Act of 1933 and applicable state securities laws, or the availability of an exemption from the registration provisions of the Securities Act of 1933 and applicable state securities laws."

     A certificate shall not bear such legend if in the written opinion of counsel reasonably satisfactory to the Company (it being agreed that either Testa, Hurwitz & Thibeault, LLP or Mayer, Brown & Platt shall be satisfactory) the securities being sold thereby may be publicly sold without registration under the Securities Act.

     3. NOTICE OF PROPOSED TRANSFER. Prior to any proposed transfer of any Preferred Shares, Conversion Shares or Restricted Stock (other than under the circumstances described in Sections 4, 5 or 6), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by a written opinion of counsel reasonably satisfactory to the Company (it being agreed that either Testa, Hurwitz & Thibeault, LLP or Mayer, Brown & Platt shall be satisfactory) to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; PROVIDED, HOWEVER, that no such opinion of counsel shall be required for a transfer to one or more partners of the transferor

                     Registration Rights Agreement - Page 4

          (in the case of a transferor that is a partnership), to one or more members of the transferor (in the case of a transferor that is a limited liability company) or to an affiliated corporation (in the case of a transferor that is a corporation); PROVIDED, FURTHER, HOWEVER, that any transferee other than a partner or affiliate of the transferor shall execute and deliver to the Company a representation letter in form reasonably satisfactory to the Company's counsel to the effect that the transferee is acquiring Restricted Stock for its own account, for investment purposes and without any view to distribution thereof. Each certificate for Preferred Shares or Conversion Shares transferred as above provided shall bear the legend set forth in
          Section 2, except that such certificate shall not bear such legend if
          (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by Section 2 in accordance with the provisions of that Section.

     4.   Required Registration.

     (a) The holders of Restricted Stock constituting at least twenty percent (20%) in interest of the total shares of Restricted Stock then outstanding may request the Company to register under the Securities Act all or any portion of the shares of Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice. For purposes of this Section 4 and Sections 5, 6, 13(a) and 13(d), the term "Restricted Stock" shall be deemed to include the number of shares of Restricted Stock which would be issuable to a holder of Preferred Shares upon conversion of all shares of Preferred Stock and upon exercise of all Warrants held by such holder at such time; PROVIDED, HOWEVER, that the only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock; PROVIDED, FURTHER, HOWEVER, that, in any underwritten public offering contemplated by this Section 4 or Sections 5 and 6, the holders of Preferred Shares or Warrants shall be entitled to sell such Preferred Shares or Warrants to the underwriters for conversion and sale of the shares of Common Stock issued upon conversion or exercise and conversion, as applicable, thereof. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4 within 180 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Restricted Stock shall have been entitled to join pursuant to Sections 5 or 6.

     (b) Following receipt of any notice under this Section 4, the Company shall immediately notify all holders of Restricted Stock and Preferred Shares from whom notice has not been received and such holders shall then be entitled within 30 days thereafter to request the Company to include in the requested registration all or any portion of their shares of Restricted Stock. The Company shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition described in paragraph (a) above, the number of shares of Restricted Stock specified in such notice (and in all notices received by the Company from other holders within 30 days after the giving of such notice by the Company).

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                     Registration Rights Agreement - Page 5


The Company shall be obligated to register Restricted Stock pursuant to this
Section 4 on two occasions only; PROVIDED, HOWEVER, that such obligation shall be deemed satisfied only when a registration statement covering all shares of Restricted Stock specified in notices received as aforesaid for sale in accordance with the method of disposition specified by the requesting holders shall have, become effective or if such registration statement has been withdrawn prior to the consummation of the offering at the request of the holders of Restricted Stock (other than as a result of a material adverse change in the business or condition, financial or otherwise, of the Company) and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto (not including shares eligible for sale pursuant to the underwriters' over-allotment option).

     (c) The Company shall be entitled to include in any registration statement referred to in this Section 4 shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter, such inclusion would adversely affect the marketing of the Restricted Stock to be sold. Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders requesting sale pursuant to an underwritten offering pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby.

     (d) If in the opinion of the managing underwriter the inclusion of all of the Restricted Stock requested to be registered under this Section would adversely affect the marketing of such shares, shares to be sold by the holders of Restricted Stock, if any, shall be excluded only after any shares to be sold by the Company have been excluded and in such manner that the shares to be sold shall be allocated among the selling holders pro rata based on their ownership of Restricted Stock.

     5. INCIDENTAL REGISTRATION. If the Company at any time (other than pursuant to Section 4 or Section 6) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of its Restricted Stock, the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock so registered. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of shares of Restricted Stock held by such requesting holders) if and to the extent that the managing

                     Registration Rights Agreement - Page 6


          underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; PROVIDED, HOWEVER, that such number of shares of Restricted Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or requesting holders of Restricted Stock; PROVIDED, FURTHER, HOWEVER, that in no event shall the number of shares of Restricted Stock included in the offering be reduced below the lesser of (a) twenty percent (20%) of the total number of shares of Common Stock included in such offering or (b) all of the shares of Restricted Stock requested to be registered, unless the offering is the Company's initial public offering of the Company's securities in which case the number of shares of Restricted Stock to be included by the holders may be reduced or eliminated entirely as set forth above. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 5 without thereby incurring any liability to the holders of Restricted Stock.

     6.   REGISTRATION ON FORM S-3.

     (a) If at any time (i) a holder or holders of Restricted Stock then outstanding request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Restricted Stock held by such requesting holder or holders, the reasonably anticipated aggregate price to the public of which would exceed $500,000, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its reasonable best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Restricted Stock specified in such notice. Whenever the Company is required by this Section 6 to use its best efforts to effect the registration of Restricted Stock, each of the procedures and requirements of Section 4 (including but not limited to the requirement that the Company notify all holders of Restricted Stock from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration; PROVIDED, HOWEVER, that there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 6.

     (b) Notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation under this Agreement to register Restricted Stock under the Securities Act on registration statements ("Registration Statements") may, upon the reasonable determination of the Board of Directors made only once during any six (6) month period, be suspended in the event and during such period as unforeseen circumstances (including without limitation (i) an underwritten primary offering by the Company (which includes no secondary offering) if the Company is advised in writing by its underwriters that the registration of the Restricted Stock would have a material adverse effect on the Company's offering, or (ii) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event which would require additional disclosure of material information by the Company in Registration Statements or such other filings, as to which the Company has a bona fide business purpose for preserving confidentiality or which renders the Company unable to comply with Commission requirements) exist (such unforeseen circumstances being hereinafter referred to as a "Suspension Event")

                     Registration Rights Agreement - Page 7


which would make it impractical or unadvisable for the Company to file the Registration Statements or such other filings or to cause such to become effective. Such suspension shall continue only for so long as such event is continuing but in no event for a period longer than ninety (90) days. The Company shall notify the Purchasers of the existence and nature of any Suspension Event.

     7. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Sections 4, 5 or 6 to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, promptly:

     (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4, shall be on Form S-1 or other form satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

     (c) furnish without charge to each seller of Restricted Stock and to each underwriter such number of copies of the registration statement, each such amendment and supplement thereto (in each case including all exhibits and all documents incorporated therein by reference) and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

     (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; PROVIDED, HOWEVER, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

     (e) (i) use its best efforts to list the Restricted Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed, if the listing of such Restricted Stock is then permitted under the rules of such exchange, or (ii) if no similar securities are then so listed, to either cause all such Restricted Stock to be listed on a national securities exchange or to secure designation of all such Restricted Stock as a National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, secure NASDAQ authorization for such shares and, without limiting the generality

                     Registration Rights Agreement - Page 8


of the foregoing, take all actions that may be required by the Company as the issuer of such Restricted Stock in order to facilitate the managing underwriter's arranging for the registration of at least two market makers as such with respect to such shares with the National Association of Securities Dealers, Inc. (the "NASD"), provided, however, the Company shall not be required to cause the Restricted Stock to be listed on any national securities exchange or to secure designation of the Restricted Stock as a NASDAQ national market system security or on any other inter-dealer quotation system if at that time the Company does not satisfy the criteria for such listing or designation established by such exchange or inter-dealer quotation system;

     (f) immediately notify each seller of Restricted Stock and each underwriter under such registration statement, (i) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish without charge to such seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Restricted Stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; (ii) when the registration statement, any pre-effective amendment to the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective;
(iii) of any request by the Commission or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Restricted Stock for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose;

     (g) if the offering is underwritten and at the request of any seller of Restricted Stock, use its best efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration:
(i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, to such effect as reasonably may be requested by counsel for the underwriters, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

                     Registration Rights Agreement - Page 9


     (h) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, reasonable access to all financial and other records, pertinent corporate documents and properties of the Company, as such parties may reasonably request, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

     (i) cooperate with the selling holders of Restricted Stock and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Restricted Stock to be sold, such certificates to be in such denominations and registered in such names as such holders or the managing underwriters may request at least two business days prior to any sale of Restricted Stock; and permit any holder of Restricted Stock which holder, in the sole and exclusive judgment, exercised in good faith, of such holder, might be deemed to be a controlling person of the Company, to participate in good faith in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included, subject to review by the Company and its counsel after consultation with such holder. For purposes of Section 7(a) and 7(b) and of Section 4(c), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and 180 days after the effective date thereof.


     (j) in the case of an underwritten offering, enter into such customary agreements (including an underwriting agreement) and take such other actions as the holders of a majority of the shares of Restricted Stock participating in such offering shall reasonably request in order to facilitate the disposition of such Restricted Stock. The holders of the shares of Restricted Stock which are to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that the Company make to and for the benefit of such holders the representations, warranties and covenants of the Company which are being made to and for the benefit of such underwriters and which are of the type customarily provided to institutional investors in secondary offerings;

     (k) use its reasonable best efforts to obtain promptly the withdrawal of any order suspending the effectiveness of the registration statement;

     (l) provide a CUSIP number for all Restricted Stock, not later than the effective date of the registration statement; and

     (m) make reasonably available its employees and personnel and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company's business and the requirements of the marketing process) in the marketing of Restricted Stock in any underwritten offering.

                     Registration Rights Agreement - Page 10


     In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information requested by the Company with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws and to make the registration statement correct, accurate and complete in all respects with respect to such sellers; provided, however, that this requirement shall not be deemed to limit any disclosure obligation arising out of any seller's relationship to the Company if one of such seller's agents or affiliates is an officer, director or control person of the Company. In addition, the sellers shall, if requested by the Company, execute such other agreements, which are reasonably satisfactory to them and which shall contain such provisions as may be customary and reasonable in order to accomplish the registration of the Restricted Stock.

     In connection with each registration pursuant to Sections 4, 5 or 6 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

     8. EXPENSES. All expenses incurred by the Company in complying with Sections 4, 5 and 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees and expenses of one counsel for the selling holders of Restricted Stock in connection with the registration of Restricted Stock, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of any insurance which might be obtained by the Company, but excluding any Selling Expenses, are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Restricted Stock and the fees and expenses of more than one counsel for the selling holders of Restricted Stock in connection with the registration of Restricted Stock are called "Selling Expenses."

     The Company will pay all Registration Expenses in connection with each registration statement under Sections 4, 5 or 6. All Selling Expenses in connection with each registration statement under Sections 4, 5 or 6 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

     9.   INDEMNIFICATION.

     (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, the Company will indemnify and hold harmless each holder of Restricted Stock, its partners, members, stockholders, affiliates, officers and directors, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims,

                     Registration Rights Agreement - Page 11


damages or liabilities, joint or several, to which such holder, partner, member, stockholder, affiliate, officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Restricted Stock under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"), (iii) the omission or alleged omission to state in any document referred to in clause (i) or (ii), together with any document incorporated by reference therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration, or (v) any failure to register or qualify the Restricted Stock in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter chosen by the Company being attributed to the Company) will under-take such registration or qualification on the seller's behalf (provided that in such instance the Company shall not be so liable if it has undertaken its best efforts to so register or qualify the Restricted Stock) and will reimburse each such holder, partner, member, stockholder, affiliate, and such officer and director, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement, prospectus or Blue Sky Application.

     (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each other holder of Restricted Stock (including its partners, members, stockholders and affiliates), each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, other seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or any Blue Sky Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not

                     Registration Rights Agreement - Page 12


misleading, and will reimburse the Company and each such officer, director, other seller, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement, prospectus or Blue Sky Application; and PROVIDED, FURTHER, HOWEVER, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.


     (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; PROVIDED, HOWEVER, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

     (d) If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Sections 9(a) or (b), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any and losses, claims, damages and liabilities ("Claims") in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such offering of securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge,

                     Registration Rights Agreement - Page 13


access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this
Section 9(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 9(d). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this section 9(d) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this section 9(d) to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Restricted Stock in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less the amount of any indemnification payment made by such indemnifying party pursuant to Sections 9(b).

     (e) The indemnities provided in this Section 9 shall survive the transfer of any Restricted Stock by such holder.

     (f) The indemnities provided in this Section 9 shall be for the exclusive benefit of the Company and the holders of Restricted Stock and shall not be deemed to benefit any third party who has not otherwise become a party hereto.

     10. CHANGES IN COMMON STOCK OR PREFERRED STOCK. If, and as often as, there is any change in the Common Stock or the Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Preferred Stock as so changed.

     11. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

     (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                     Registration Rights Agreement - Page 14


     (c) furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

     12. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to you as follows:

     (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the certificate of incorporation or By-laws of the incorporation or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

     (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent the indemnification provisions herein may be deemed not enforceable.

     13.  MISCELLANEOUS.

     (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation valid transferees of any Preferred Shares or Restricted Stock), whether so expressed or not; PROVIDED, HOWEVER, that registration rights conferred herein on the holders of Preferred Shares or Restricted Stock shall only inure to the benefit of a transferee of Preferred Shares or Restricted Stock if (i) there is transferred to such transferee at least 1,000,000 shares of Restricted Stock (appropriately adjusted for any subdivision or combination) or such lesser number of shares of Restricted Stock as may have been originally issued pursuant to the First Series E Purchase Agreement, the Series D Purchase Agreement, the Prior Purchase Agreement, the CommVest Warrant, the Contingent Warrant, or the Imperial Bank Warrant to the direct or indirect transferor of such transferee or (ii) such transferee is a partner, shareholder or affiliate of a party hereto.

     (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by overnight courier service, certified or registered mail, return receipt requested, postage prepaid, or telexed, in the case of non-U.S. residents, addressed as follows:

     if to the Company or any other party hereto, at the address of such party set forth in the Purchase Agreement or in a certain Stockholders Agreement by and among the parties hereto dated as of the date hereof with a copy to the Company's counsel as indicated therein;

                     Registration Rights Agreement - Page 15


     if to any subsequent holder of Preferred Shares or Restricted Stock, to it at such address as may have been furnished to the Company in writing by such holder;

     or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Preferred Shares or Restricted Stock) or to the holders of Preferred Shares or Restricted Stock (in the case of the Company) in accordance with the provisions of this paragraph.

     (c) This Agreement shall be governed by and construed and enforced under the Delaware General Corporation Law as to matters within the scope thereof and as to all other matters shall be governed by and construed and enforced under the laws of the State of Georgia, in each case without regard to its conflicts of law provisions.

     (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least sixty percent (60%) in interest of the outstanding shares of Restricted Stock. Notwithstanding the foregoing, no such amendment or modification shall be effective if and to the extent that such amendment or modification either (i) creates any additional affirmative obligations to be complied with by any or all of the holders of Restricted Stock or (ii) grants to any one or more Purchasers any rights more favorable than any rights granted to all other Purchasers or otherwise treats any one or more Purchasers differently than all other Purchasers, unless the consent of all Purchasers is obtained.

     (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (f) Unless earlier satisfied as set forth herein, the obligations of the Company to register shares of Restricted Stock under Sections 4, 5 or 6 shall terminate five years after completion of an underwritten public offering of shares of Common Stock in which the net proceeds received by the Company shall be at least $30 million and the per share price paid by the public for such shares shall be at least $6.17 (appropriately adjusted to reflect any subdivision or combination).

     (g) If requested in writing by the underwriters for the initial underwritten public offering of securities of the Company, each holder of Restricted Stock who is a party to this Agreement shall agree not to sell publicly any shares of Restricted Stock or any other shares of Common Stock (other than shares of Restricted Stock or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than 180 days following the consummation of such initial public offering; PROVIDED, HOWEVER, that all persons entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this Section 13(g).

     (h) The Company shall not grant to any third party any registration rights comparable to or more favorable than any of those contained herein, so long as any of the registration rights

                     Registration Rights Agreement - Page 16


under this Agreement remains in effect; PROVIDED, HOWEVER, that the Company may grant to a third party incidental registration rights upon the approval of such grant by the Board of Directors of the Company.

     (i) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     (j) This Agreement supercedes and amends the Second Amended and Restated Registration Rights Agreement dated April ___, 2000 ("Second Amended Registration Rights Agreement") by and among the Company and the Purchasers of the Company's Series A Convertible Preferred Stock, Purchase Warrants for Series B Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, CommVest, LLC, and Imperial Bancorp. Accordingly, the Second Amended Registration Rights Agreement (x) shall be of no further force or effect, (y) shall be deemed cancelled in its entirety, and (z) shall be deemed amended and restated by this Agreement, all upon effectiveness hereof.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

                 Registration Rights Agreement - Signature Pages


     Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this Agreement shall be a binding agreement between the Company and you.


                                       Very truly yours,

                                       VIEWLOCITY, INC.

                                       By: /s/ Stan F. Stoudenmire
                                           _________________________________
                                       Name: Stan F. Stoudenmire
                                             _______________________________
                                       Title: Sr. VP & Secretary
                                              ______________________________



AGREED TO AND ACCEPTED as of the date
first above written.

                 Registration Rights Agreement - Signature Pages



                            NEW SERIES E PURCHASERS:

                             SANDS BROTHERS VENTURE CAPITAL, L.L.C.


                             By:  /s/ Martin Sands
                                 ________________________________
                                 Name:  Martin Sands
                                 Title: Manager, SB Venture Capital
                                        Management LLC, Manager


                             280 VENTURES, L.L.C.

                             By: /s/ Steven Sands
                                 ________________________________
                                 Name: Steven Sands
                                 Title: Director, 280 Ventures
                                        Management LLC, Manager


                             SB CONTENT ASSOCIATES, L.L.C.

                             By: /s/ Steven Sands
                                  ________________________________
                             Name:  Steven Sands
                             Title: Manager, SB Content Management
                                    Associates LLC, Manager


                             SB SYNCHRONIZED ASSOCIATES, L.L.C.

                             By: /s/ Steven Sands
                                  ________________________________
                             Name:  Steven Sands
                             Title: Manager

                 Registration Rights Agreement - Signature Pages


                            S K GLOBAL AMERICA, INC.

                            By:  /s/ J.H. Lew
                                  _________________________________
                            Name: J.H. Lew
                            Title: President

                 Registration Rights Agreement - Signature Pages



                                      J & M VENTURE CAPITAL, LLC

                                      By:  /s/ Brian H. Fenn
                                           _____________________________
                                           Name: Brian H. Fenn
                                           Title: Member Manager

                 Registration Rights Agreement - Signature Pages

                                    INITIAL SERIES E PURCHASERS:


                                    DEUTSCHE POST INTERNATIONAL B.V.

                                    By:  /s/ Joachim Schlusener
                                         _______________________________
                                         Name: Joachim Schlusener
                                         Title:   Managing Director

                                    By:  /s/ Rudiger Krenkel
                                         _______________________________
                                         Name: Rudiger Krenkel
                                         Title:   Director


                                    MARCONI CAPITAL LIMITED


                                    By:  /s/ Mark Aslett
                                         ______________________________
                                         Name: Mark Aslett
                                         Title:   VP Corporate Development


                                    SINGTEL VENTURES (SINGAPORE) PTE LTD.

                                    By:  /s/ Andrew Buay
                                         _______________________________
                                         Name: Andrew Buay
                                         Title:   Director Corporate Development


                                    DHL INTERNATIONAL LIMITED

                                    By:  /s/ Robert Kuijpers
                                         _______________________________
                                         Name: Robert Kuijpers
                                         Title: Attorney-in-fact


                                    B2B CAPITAL II, LLC

                                    By:  /s/ Brooks W. Binder
                                         _______________________________
                                         Name: Brooks W. Binder
                                         Title: Manager

                 Registration Rights Agreement - Signature Pages



                                  SERIES A, B AND D PURCHASERS:


                                  BCI GROWTH V, L.P.
                                  By: Glen Pointe Associates V, LLC



                                  By: /s/ Mark E. Hastings
                                     ________________________________
                                     Mark E. Hastings
                                     Managing Member


                                  BCI INVESTORS, LLC


                                  By: /s/ Mark E. Hastings
                                      _________________________________
                                  Name: Mark E. Hastings
                                  Title: Managing Member

                 Registration Rights Agreement - Signature Pages



                                   BANCBOSTON CAPITAL, INC.


                                   By:  /s/ Peter R. Roberts
                                        _______________________________
                                   Name: Peter R. Roberts
                                   Title: VP & MD




                                   THE BEACON GROUP III -
                                   FOCUS VALUE FUND, L.P.

                                   By:  Beacon Focus Value Investors, L.L.C.
                                   By: Focus Value GP, Inc.

                                   By:  /s/ Thomas G. Mendell
                                        ________________________________
                                   Name: Thomas G. Mendell
                                   Title: Managing Director



                                   BATTERY VENTURES IV, L.P.

                                   By:  Battery Partners IV, LLC, its general
                                        partner


                                   By:  /s/ Oliver D. Curme
                                        _______________________________
                                   Name:  Oliver D. Curme
                                   Title:  Member Manager


                                   BATTERY INVESTMENT PARTNERS IV, LLC


                                   By: /s/ Oliver D. Curme
                                       _______________________________
                                   Name: Oliver D. Curme
                                   Title: Member Manager

                 Registration Rights Agreement - Signature Pages


                                  COMMVEST PARTNERS I COMPANY



                                  By: /s/ Dennis P. Cameron
                                      ________________________________
                                  Name: Dennis P. Cameron
                                  Title: Attorney-in-fact



                                  WILLIAM STREET ASSOCIATES II, LLC


                                  By: /s/ Douglas R. Brian
                                      ________________________________
                                  Name: Douglas R. Brian
                                  Title: Executive VP




                                  HAMBRECHT & QUIST, LLC


                                  By:  /s/ Norman D. Colbert
                                       ________________________________
                                  Name: Norman D. Colbert
                                  Title: Managing Director

                 Registration Rights Agreement - Signature Pages



                                  COMMVEST, LLC

                                  By: /s/ Douglas R. Brian
                                       ________________________________
                                  Name: Douglas R. Brian
                                  Title: Executive VP



                                  IMPERIAL BANCORP


                                  By: /s/ Laura Blakely
                                       ________________________________
                                  Name: Laura Blakely
                                  Title: Assistant Secretary


                                  WILLIAM STUEK

                                  /s/ William Stuek
                                  ____________________________________
                                  William Stuek, Individually

                 Registration Rights Agreement - Signature Pages


                                  SERIES D ADDITIONAL PURCHASERS:

                                  /s/ Gregory  Cronin
                                  ____________________________________
                                  Greg Cronin

                                  /s/ Maurice Trebuchon
                                  ____________________________________
                                  Maurice Trebuchon

                                  /s/ Jeff Cashman
                                  ____________________________________
                                  Jeff Cashman

                                  /s/ Paul Leiske
                                  ____________________________________
                                  Paul Leiske

                                  /s/ Stan F. Stoudenmire
                                  ____________________________________
                                  Stan F. Stoudenmire

                                  /s/ Anders Berglund
                                  ____________________________________
                                  Anders Berglund

                                  /s/ Christer Wahlander
                                  ____________________________________
                                  Christer Wahlander

                                  /s/ Michael Lantz
                                  ____________________________________
                                  Michael Lantz